SUMMARY PROSPECTUS April 30, 2018

MFS® U.S. Government Money Market Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated April 30, 2018, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Initial Class	N/A
Service Class	N/A

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek current income consistent with preservation of capital and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay when you hold shares of the fund.  If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Initial Class	Service Class
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.56%	0.81%
Fee Reductions and/or Expense Reimbursements[1]	0.00%	(0.25)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.56%	0.56%

1                 MFS Fund Distributors, Inc., has agreed in writing to waive the Service Class distribution fee to 0.00% of the class’ average daily net asset annually until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2019.

MKS-SSUM-043018

MFS U.S. Government Money Market Portfolio

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$57	$179	$313	$701
Service Class Shares	$57	$234	$425	$978

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 99.5% of the fund’s total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities.  MFS normally invests at least 80% of the fund’s net assets in U.S. Government money market instruments and repurchase agreements collateralized by U.S. Government securities.

In buying and selling investments for the fund, MFS follows U.S. Securities and Exchange Commission rules for money market funds regarding credit quality, diversification, liquidity, and maturity. MFS stresses maintaining a stable $1.00 per share price, liquidity, and income.

For purposes of the fund’s 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

You could lose money by investing in the fund.  Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.  An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The principal risks of investing in the fund are:

Interest Rate Risk:  In general, the price of a money market instrument falls when interest rates rise and rises when interest rates fall.  A major or unexpected increase in interest rates could cause the fund’s share price to decrease to below $1.00 per share.

Credit and Market Risk: The value of a money market instrument depends on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment.  The value of a money market instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, industry, political, regulatory, geopolitical, and other conditions.

Redemption Risk: Large or frequent redemptions could cause the fund’s share price to decrease to below $1.00 per share.

Focus Risk: If MFS invests a significant percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance could be more volatile than the performance of more diversified funds.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time.

Performance information prior to April 29, 2016, reflects time periods when the fund was not considered a U.S. Government money market fund and had different investment policies and strategies.  The fund’s investment policies and strategies changed effective April 29, 2016. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.

Initial Class Bar Chart.

The total return for the three-month period ended March 31, 2018, was 0.20%. During the period(s) shown in the bar chart, the highest quarterly return was 0.84% (for the calendar quarter ended March 31, 2008) and the lowest quarterly return was 0.00% (for the calendar quarter ended March 31, 2017).

MFS U.S. Government Money Market Portfolio

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2017)

	1 YEAR	5 YEARS	10 YEARS
Service Class Shares	0.29%	0.06%	0.21%
Initial Class Shares	0.30%	0.06%	0.23%

Investment Adviser

MFS serves as the investment adviser for the fund.

Purchase and Sale of Fund Shares

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

Taxes

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.

Payments to Financial Intermediaries

The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary’s or insurance company’s Web site, for more information.